                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934

                        Date of Report: August 3, 2001

                               XTRA Corporation
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


Delaware                        1-7654                           06-0954158
--------------------------------------------------------------------------------
State of incorporation          (Commission                     (IRS Employer
of organization                 File Number)                 Identification No.)

200 Nyala Farms Road, Westport, CT                                  06880
--------------------------------------------------------------------------------
(Address of principal executive offices)                          Zip Code


Registrant's telephone number including area code:  (203) 221-1005
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5 - Other Events:
----------------------


On July 31, 2001, XTRA Corporation issued a press release disclosing certain financial information for the third fiscal quarter ended June 30, 2001, which financial information is contained herein on pages 3-8.

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FOR IMMEDIATE RELEASE                    Contact:
---------------------                    -------

                                         XTRA Corporation
                                         Stephanie L. Johnson
                                         Vice President and Treasurer
                                         Tel: (203) 221-1005



XTRA Reports 2001 Third Quarter Earnings


Westport, CT (July 31, 2001) XTRA Corporation (NYSE: XTR) today announced diluted earnings per share and net income of $.55 and $6 million, respectively, for the third quarter ended June 30, 2001, compared to $1.15 and $14 million for the same quarter a year ago. The average number of diluted shares outstanding declined to 10.6 million in the third quarter of fiscal 2001 from 12.1 million in the third quarter of fiscal 2000 due to the $80 million of stock repurchased during the fifteen months ended June 30, 2001. These repurchases were accretive to earnings per share.

Business Summary

Net income for the fiscal third quarter ended June 30, 2001 was $6 million, or $.55 diluted earnings per share, on revenues of $102 million. Overall equipment utilization for the third quarter of fiscal 2001 averaged 76%, compared to 83% for the third quarter of fiscal year 2000.

For the nine months ended June 30, 2001, the Company reported diluted earnings per share and net income of $2.82 and $32 million, respectively. This compares to diluted earnings per share and net income of $3.89 and $47 million for the comparable period of the prior year.

The primary drivers of this weaker performance versus the prior year were lower domestic and international utilization rates; higher losses on international containers identified for sale; higher storage costs; expenditures related to the Company's e-Business initiative; and higher repair and maintenance expenses.

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

Despite lower net income, the Company's cash flow from operations has remained strong, enabling a year-to-date reduction in net debt of $76 million and $71 million of stock repurchases.

The contributions to diluted earnings per share from the Company's North American and International segments were as follows:

                          Three Months Ended                      Nine Months Ended
                               June 30,                                June 30,
                 ----------------------------------      ---------------------------------
                            2001               2000                2001               2000
                 ---------------     --------------      --------------     --------------

North America              $ .76              $1.15               $3.33             $ 3.97
International               (.21)                 -                (.51)             (0.08)
                 ---------------     --------------      --------------     --------------
                           $ .55              $1.15               $2.82             $ 3.89
                 ===============     ==============      ==============     ==============

Economic conditions in the domestic and international transportation markets have slowed substantially since the fourth quarter of fiscal 2000. XTRA's North American and International utilization rates for the third quarter of fiscal 2001 averaged 77% and 71%, respectively, versus 83% and 84%, respectively, a year ago.

Outlook

Lewis Rubin, XTRA's President and Chief Executive Officer, commented, "We are disappointed that the economic slowdown is lengthening. We had hoped for a better seasonal recovery in our fiscal third quarter than has occurred. It is clear that the Company's fourth quarter and full year financial performance will continue to lag behind last year's results. We still expect cash flow from operations for fiscal 2001 to be quite healthy, approximating $270 million. XTRA's current committed capital spending for the year is $71 million, compared to $240 million in fiscal 2000."

Interested parties are invited to listen to a webcast of the Company's Fiscal 2001 Third Quarter analyst conference call tomorrow, Wednesday, August 1, 2001, at 10:00 a.m. EDT. The webcast can be accessed via the corporate section of the Company's Web site, www.xtra.com. A replay of the

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webcast as well as a copy of the presentation will be available on the Web site for one week following the call.

XTRA Corporation leases, primarily on an operating basis, over-the-road trailers, marine containers, and intermodal equipment, including intermodal trailers, chassis, and domestic containers.


     This press release contains, in addition to historical information, certain forward-looking statements that involve risks and uncertainties. These include statements relating to such factors as expected demand and utilization, business conditions, and capital expenditures. Such statements are based on management's current expectations and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Factors that may cause such a difference include, but are not limited to, the variability of the Company's revenues and its fixed operating expenses; the impact of the North American and international economies on revenues, lease rates and utilization; and fluctuations in interest rates and foreign exchange rates. These risks are discussed under the caption "Cautionary Statements for Purposes of the `Safe Harbor' Provisions of the Private Securities Litigation Reform Act of 1995" in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2000 on file with the SEC.

                   XTRA CORPORATION AND SUBSIDIARIES
                    CONSOLIDATED INCOME STATEMENTS
       (Millions of dollars, except per share and share amounts)
                              (Unaudited)

                                                                     Three Months Ended                   Nine Months Ended
                                                                          June 30,                            June 30,
                                                              --------------------------------    ---------------------------------
                                                                    2001              2000              2001               2000
                                                               --------------    --------------    ---------------    --------------

Revenues                                                               $ 102             $ 116              $ 330             $ 358

Operating expenses
     Depreciation on rental equipment                                     37                38                112               113
     Rental equipment lease financing expense                              2                 2                  7                 6
     Rental equipment operating expenses                                  29                26                 83                81
     Selling and administrative expense                                   12                12                 37                35
                                                              --------------    --------------    ---------------    --------------
                                                                          80                78                239               235
                                                              --------------    --------------    ---------------    --------------


          Operating income                                                22                38                 91               123

Interest expense                                                          13                15                 42                45
Foreign exchange (gain) loss                                               -                 -                  -                 -
                                                              --------------    --------------    ---------------    --------------


   Income before provision
   for income taxes and unusual item                                       9                23                 49                78

Unusual item: income related to acquisition break-up fee                   -                 -                  2                 -
                                                              --------------    --------------    ---------------    --------------


          Pretax income                                                    9                23                 51                78

Provision for income taxes                                                 3                 9                 19                31
                                                              --------------    --------------    ---------------    --------------


Net income                                                             $   6             $  14              $  32             $  47
                                                              ==============    ==============    ===============    ==============



Basic earnings per common share                                        $0.55             $1.15              $2.83             $3.90
Weighted average basic shares outstanding (in millions)                 10.5              12.0               11.2              12.2

Diluted earnings per share                                             $0.55             $1.15              $2.82             $3.89
Weighted average diluted shares outstanding (in millions)               10.6              12.1               11.2              12.2

*Note: Certain amounts in the prior year financial statements have been reclassified to be consistent with the current year presentation.

The accompanying notes are an integral part of these consolidated financial statements.



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

                                         XTRA CORPORATION AND SUBSIDIARIES
                                       CONDENSED CONSOLIDATED BALANCE SHEETS
                                               (Millions of dollars)

                                                                            June 30,
                                                                              2001                   September 30,
                                                                          (Unaudited)                     2000
                                                                        ----------------            ----------------
Assets

   Property and Equipment, net                                                    $1,345                      $1,432

   Receivables, net                                                                  101                         116

   Other Assets                                                                       17                          18
                                                                        ----------------            ----------------

        Total Assets                                                              $1,463                      $1,566
                                                                        ================            ================



Liabilities and Stockholders' Equity

Liabilities

   Debt                                                                           $  710                      $  788

   Deferred Income Taxes                                                             369                         350

   Other Liabilities                                                                  56                          67

Stockholders' Equity                                                                 328                         361
                                                                        ----------------            ----------------

        Total Liabilities and Stockholders' Equity                                $1,463                      $1,566
                                                                        ================            ================


Net Debt Outstanding                                                              $  710                      $  786
                                                                        ================            ================

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
                                              XTRA CORPORATION AND SUBSIDIARIES
                                       CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                                    (Millions of dollars)
(Unaudited)

                                                                                                     Nine Months
                                                                                                    Ended June 30,
                                                                                         ------------------------------------
                                                                                                   2001                  2000
                                                                                         --------------        --------------
Cash Provided from Operations (1)                                                                 $ 205                 $ 233


Cash Used for Investment Activities (2)                                                            (61)                 (173)


Cash Used for Financing Activities                                                                 (68)                  (29)
                                                                                         --------------        --------------



Decrease in Net Debt Outstanding
    (Debt - Cash)                                                                                 $  76                 $  31
                                                                                         ==============        ==============





(1) The nine months ended June 30, 2000 includes $10 million of sale proceeds from equipment purchased in the prior fiscal year and refinanced as a part of a $34 million, 10-year operating lease agreement entered into during the first quarter of fiscal 2000.

(2) The nine months ended June 30, 2000 excludes $24 million of equipment financed under the 10-year off-balance sheet operating lease.

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SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                               XTRA CORPORATION
                                     -------------------------------------
                                                (Registrant)



Date:  August 3, 2001                   /s/ Stephanie L. Johnson
      --------------------           -------------------------------------
                                     Stephanie L. Johnson
                                     Vice President and
                                     Treasurer


Date:  August 3, 2001                   /s/ Thomas G. Schaefer
      --------------------           -------------------------------------
                                     Thomas G. Schaefer
                                     Vice President and
                                     Controller

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